UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

VALERO ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Senior Notes Offering

On March 26, 2018, Valero Energy Partners LP (the “Partnership”) and Valero Energy Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) for the public offering of $500,000,000 aggregate principal amount of its 4.500% Senior Notes due 2028 (the “Notes”). The offering of the Notes closed on March 29, 2018. The Notes were issued pursuant to an Indenture (the “Indenture”) dated November 30, 2016 by and between the Partnership and U.S. Bank National Association, as trustee.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (Registration No. 333-208052), as amended, of the Partnership, and was made pursuant to the prospectus dated November 30, 2016, as supplemented by the prospectus supplement dated March 26, 2018 (collectively, the “Prospectus”).

The descriptions of the Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference. The Underwriting Agreement, the Indenture, the terms of the Notes and the form of Notes have been filed or incorporated by reference, as applicable, as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated March 26, 2018, by and among the Partnership, Valero Energy Partners GP LLC and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC and MUFG Securities Americas Inc. as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Indenture dated November 30, 2016 by and between the Partnership and U.S. Bank National Association, as trustee - incorporated by reference to Exhibit 4.1 to the Partnership’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-208052) filed November 30, 2016.

4.2	Terms of the 4.500% Senior Notes due 2028.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP

	By:	Valero Energy Partners GP LLC, its general partner

Date: March 29, 2018	By:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Vice President and Secretary